PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated May 24, 2022,
to
Prospectuses dated May 1, 2022,
for
PruLife® Custom Premier II and VUL Protector® Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The Templeton Growth VIP Fund (Class 2) (“the Fund”) has restated its expenses. The following changes apply.

1) The Annual Fee table in the KEY INFORMATION section is hereby deleted and replaced with the following.

Annual Fee	Minimum	Maximum
Investment options (Fund fees and expenses)	0.29%	1.16%

2) The Annual Fund Expenses table in the FEE TABLE section is hereby deleted and replaced with the following.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.29%	1.16%

3) The Fund row in APPENDIX A: Funds Available Under the Contract is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Large-Cap Value	Templeton Growth VIP Fund (Class 2) - Templeton Global Advisors Limited	1.12%^	4.87%	5.21%	7.36%

^ The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP169
PCP2, PCP214, PCP215, VULP14, VULP15, VULP18, VULP21